John Deere Owner Trust 1999-A                      Exhibit 99.2
  Statement to Certificateholder

$167,300,000 Class A-1 4.9988%
    Asset Backed Notes due June 19, 2000
$262,000,000 Class A-2 5.4660%
    Asset Backed Notes due August 15, 2001
$186,000,000 Class A-3 5.9400%
    Asset Backed Notes due October 15, 2002
$146,125,000 Class A-4 6.1200%
    Asset Backed Notes due October 17, 2005
$32,230,000  6.100% Class B
    Asset Backed Notes due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                         15-Dec-99

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                             $23,101,936.37
          per $1,000 original principal amount:         $138.09

     (b)  A-2 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (c)  A-3 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (d)  A-4 Notes:                                      $0.00
          per $1,000 original principal amount:           $0.00

     (e)  B Notes:                                  $977,859.74
          per $1,000 original principal amount:          $30.34

     (f)  Certificates:                             $366,697.40
          per $1,000 original principal amount:          $30.34

     (g)  Total:                                 $24,446,493.51

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                $168,903.84
          per $1,000 original principal amount:           $1.01

     (b)  A-2 Notes:                              $1,193,410.00
          per $1,000 original principal amount:           $4.56

     (c)  A-3 Notes:                                $920,700.00
          per $1,000 original principal amount:           $4.95

     (d)  A-4 Notes:                                $745,237.50
          per $1,000 original principal amount:           $5.10

     (e)  B Notes:                                  $136,560.74
          per $1,000 original principal amount:           $4.24

     (f)  Certificates:                                   $0.00
          per $1,000 original principal amount:           $0.00

     (g)  Total:                                  $3,164,812.08

(3)  After giving effect to distributions
     on this Payment Date:

     (a) (i)  outstanding principal
              amount of A-1 Notes:               $17,444,715.53
         (ii) A-1 Note Pool Factor:                   0.1042721

     (b) (i)  outstanding principal
              amount of A-2 Notes:              $262,000,000.00
         (ii) A-2 Note Pool Factor:                   1.0000000

     (c) (i)  outstanding principal
              amount of A-3 Notes:              $186,000,000.00
         (ii) A-3 Note Pool Factor:                   1.0000000

     (d) (i)  outstanding principal
              amount of A-4 Notes:              $146,125,000.00
         (ii) A-4 Note Pool Factor:                   1.0000000

     (e) (i)  outstanding principal
              amount of B Notes:                 $25,886,548.84
         (ii) B Note Pool Factor:                     0.8031818

     (f) (i)  Certificate Balance                 $9,707,455.82
         (ii) Certificate Pool Factor:                0.8031431

(4)  Note Value at end of related
     Collection Period:                         $647,163,721.01

(5)  Pool Balance (excluding accrued
     interest) at the end of the
     related Collection Period                  $636,537,705.14

(6)  Amount of Servicing Fee:                       $550,770.95
     per $1,000 original principal amount:            0.6835576

(7)  Amount of Administration Fee:                      $100.00

(8)  Aggregate Purchase Amounts for Collection Period:    $0.00

(9)  Amount in Reserve Account:                  $14,100,482.07
     Specified Reserve Account Balance:          $14,100,482.07

(10) Aggregate amount of Realized Losses
     for the Collection Period:                      $46,100.52

(11) Amount of Payments that are more
     than 60 days past due:                       $1,030,407.00